UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the issuance by American Express Company (the “Company”), on May 22, 2013, of U.S.$1,000,000,000 aggregate principal amount of the Company’s 1.550% Notes due May 22, 2018 and U.S.$850,000,000 aggregate principal amount of the Company’s Floating Rate Notes due May 22, 2018 pursuant to a Prospectus Supplement dated May 15, 2013 to the Prospectus dated December 3, 2012, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-185242).

(d)          Exhibits

5           Opinion and Consent of Louise M. Parent, Esq.

23         Consent of Counsel (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 22, 2013

EXHIBIT INDEX

Exhibit	Description
5	Opinion and Consent of Louise M. Parent, Esq.
23	Consent of Counsel (included in Exhibit 5)